40|86 SERIES TRUST

     FOCUS 20 PORTFOLIO                     EQUITY PORTFOLIO
     BALANCED PORTFOLIO                     HIGH YIELD PORTFOLIO
     FIXED INCOME PORTFOLIO                 MONEY MARKET PORTFOLIO
     GOVERNMENT SECURITIES PORTFOLIO

                          SUPPLEMENT DATED MAY 25, 2004
                       TO THE PROSPECTUS DATED MAY 1, 2004


THE FOLLOWING DISCLOSURE REPLACES THE INFORMATION FOR THOMAS G. HAUSER WITH THE HIGH YIELD PORTFOLIO UNDER THE HEADING TITLED "PORTFOLIO MANAGERS OF THE 40|86 SERIES TRUST" ON PAGE 23 OF THE PROSPECTUS:

HIGH YIELD PORTFOLIO:

GREGORY J. HAHN, CFA, CHIEF INVESTMENT OFFICER
40|86 ADVISORS, INC.

See Balanced Portfolio for Mr. Hahn's complete biography.

LEO J. DIERCKMAN
SECOND VICE PRESIDENT

Mr. Dierckman is a senior securities analyst and portfolio manager for 40|86 Advisors, Inc. He is responsible for the analysis of the healthcare and restaurant industries and is the portfolio manager for other registered investment companies. Mr. Dierckman is also responsible for the analysis of all taxable municipal bonds. Prior to joining 40|86 Advisors in 1999, he spent nine years at HealthCareContinuum, LLC, where he was vice president of finance.

THE FOLLOWING DISCLOSURE IS ADDED TO THE INFORMATION FOR THE MONEY MARKET PORTFOLIO UNDER THE HEADING TITLED "PORTFOLIO MANAGERS OF THE 40|86 SERIES TRUST" ON PAGE 24 OF THE PROSPECTUS:

MONEY MARKET PORTFOLIO:

MR. MARK TABOR
SECOND VICE PRESIDENT

Mr. Tabor manages the investment grade corporate trading desk and also manages Conseco's corporate composite portfolio for 40|86 Advisors, Inc. Prior to joining 40|86 Advisors in 2000, he was an asset manager for AEGON USA Investment Management.